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                                                                  EXHIBIT 27(e)1

Application Part 1

MINNESOTA LIFE INSURANCE COMPANY - Life New Business
400 Robert Street North - St. Paul, Minnesota 55101-2098          MINNESOTA LIFE

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A.   PROPOSED          Proposed Insured Name (last, first, Insured middle)
     INSURED
     INFORMATION
                       ----------------------------------------------------------------------------------------------------------
                       Social Security Number            Date of Birth, (month, day, year)                   Gender
                                                                                                             [ ]Male   [ ] Female
                       ----------------------------------------------------------------------------------------------------------
                       Driver's License Number                                        Issue State            Expiration Date


                       ----------------------------------------------------------------------------------------------------------
                       Home Telephone Number                                     Business Telephone Number

                       ----------------------------------------------------------------------------------------------------------
                       Birthplace (state or, if outside the US, country)         E-Mail Address

                       ----------------------------------------------------------------------------------------------------------
                       Street Address (No P.O. Box)

                       ----------------------------------------------------------------------------------------------------------
                       City                                                          State                   Zip Code

                       ----------------------------------------------------------------------------------------------------------
                       Occupation                                               Years in Occupation          Income

                       ----------------------------------------------------------------------------------------------------------
                       Name of Employer

                       ----------------------------------------------------------------------------------------------------------
                       Business/Employer's Address

                       ----------------------------------------------------------------------------------------------------------
                       City                                                          State                   Zip Code

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B. PRODUCT             Product Applied For

                       ----------------------------------------------------------------------------------------------------------
                        Base Face Amount                                        Total Annual Premium or Plan
                        $
                       ----------------------------------------------------------------------------------------------------------
                        Death Benefit Option (Defaults to cash if                Dividend Option (Adjustable 3 and
                        none selected)                                           Classic only)
                        [ ] Cash [ ] Protection
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C.   ADDITIONAL        [ ] Waiver of Premium Agreement                                [ ] Policy Enhancement Rider_______%
     BENEFITS AND      [ ] Guaranteed Protection Waiver                                   (Indicate a whole number from 3 to 10%)
     AGREEMENTS        [ ] Face Amount Increase Agreement                             [ ] Estate Preservation  Agreement

                           $______________________________                                $______________________________________
     Select only       [ ] Accelerated Benefit Agreement                                  Face Amount (Not to exceed 122% of base
     those                 (Complete appropriate cash value                               amt.)
     agreements            or term ABA Outline of Coverage                            [ ] Other
     available on          form)                                                          ________________________________________
     the product(s)    [ ] Family Term Agreement-Children
     applied for.          (Complete Family Term Application)                         [ ] Other

                           $______________________________                                ____________________________________

                       THE FOLLOWING BENEFITS AND AGREEMENTS WILL BE ADDED IF AVAILABLE FOR YOUR POLICY,
                       UNLESS YOU CHOOSE TO OMIT THEM:
                       [ ] Omit Automatic Premium Loan      [ ] Omit Cost of Living Agreement
                       [ ] Omit Inflation Agreement
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D.   SPECIAL DATING    [ ] Date to save age
                       [ ] Specific Date:________________________(month, day, year)

                       Are there any other Minnesota Life applications associated with this application? [ ] Yes [ ] No
                       If Yes, please provide details and whether the policies should have the same issue date.
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F. 59410 8-2003

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E.   LIFE INSURANCE       Does the proposed insured have any life insurance or annuity in force or               [ ] Yes  [ ] N0
     IN FORCE AND         pending? If yes, provide details below.
     REPLACEMENT

     Submit               Has there been or will there be replacement of any existing life insurance or          [ ] Yes  [ ] N0
     appropriate          annuity, as a result of this application? (Replacement includes, but is not
     replacement forms    limited to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change
     (not needed if       to any existing life insurance or annuity.) If yes, provide details below.
     replacing group
     coverage).

                          LIFE INSURANCE IN FORCE
                          -------------------------------------------------------------------------------------------------------
                                                                                      Year                          Will it be
                                      Full Company Name               Amount         Issued          Type           Replaced
                          -------------------------------------------------------------------------------------------------------
                                                                                                [ ]Individual or
                                                                                                [ ] Group           [ ] Yes
                                                                                                -----------------
                                                                                                [ ] Personal or     [ ] NO
                                                                                                [ ] Business
                          -------------------------------------------------------------------------------------------------------
                                                                                                [ ] Individual or
                                                                                                [ ] Group           [ ] Yes
                                                                                                -----------------
                                                                                                [ ] Personal or     [ ] NO
                                                                                                [ ] Business
                          -------------------------------------------------------------------------------------------------------
                                                                                                [ ] Individual or
                                                                                                [ ] Group           [ ] Yes
                                                                                                -----------------
                                                                                                [ ] Personal or     [ ] NO
                                                                                                [ ] Business
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                                                                               Relationship to                SSN/TIN
F.   BENEFICIARY                                 Beneficiary Name             Proposed Insured               (If known)
     INFORMATION          -------------------------------------------------------------------------------------------------------
                          Primary
     If the beneficiary             ---------------------------------------------------------------------------------------------
     is a trust, give
     complete trust                 ---------------------------------------------------------------------------------------------
     name and date
     trust established.   -------------------------------------------------------------------------------------------------------
                          Contingent

                                    ---------------------------------------------------------------------------------------------

                                    ---------------------------------------------------------------------------------------------

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G.   OWNER                ONLY COMPLETE THIS SECTION IF THE OWNER IS DIFFERENT THAN THE INSURED.
     INFORMATION          -------------------------------------------------------------------------------------------------------
                          Owner Name (last, first, middle)

     Submit the           [ ] Individual    [ ] Trust    [ ] Corporate    [ ] Partnership     [ ] Other__________________________
     appropriate trust    -------------------------------------------------------------------------------------------------------
     or corporate/        Social Security or Tax ID Number                       Date of Birth or Trust Date
     non-corporate        -------------------------------------------------------------------------------------------------------
     forms.               Street Address (No P.O. Box)
                          -------------------------------------------------------------------------------------------------------
                          City                                                   State                           Zip Code
                          -------------------------------------------------------------------------------------------------------
                          Relationship to Proposed Insured
                          -------------------------------------------------------------------------------------------------------
                          Telephone Number                                       E-Mail Address
                          -------------------------------------------------------------------------------------------------------
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                                                               F. 59410-2 8-2003
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H. PREMIUM AND   PREMIUM NOTICE SHOULD BE SENT TO:
   BILLING       [ ] Proposed Insured                    [ ] Owner Address in Section G
   INFORMATION       [ ] Home Address in Section A
                     [ ] Business Address in Section A
                 [ ] Other - Indicate Name and Address
                 ------------------------------------------------------------------------------------------------------
                 Name (last, first, middle)

                 ------------------------------------------------------------------------------------------------------
                 Address

                 ------------------------------------------------------------------------------------------------------
                 City                                            State                 Zip Code

                 ------------------------------------------------------------------------------------------------------
                 PAYMENT METHOD
                 [ ] Annual       [ ] Monthly Automatic Payment Plan (APR) Plan Number_________
                 [ ] Semi-Annual      (If new plan, submit APP Authorization)
                 [ ] Quarterly    [ ] Payroll Deduction Plan (PRD) Plan Number__________
                                  [ ] List Bill Plan Number____________
                                      (If new plan, submit List Bill form)

                 ------------------------------------------------------------------------------------------------------
                 NON-REPEATING PREMIUM (NRP)

                 [ ] Regular NRP $_____________
                     ($500 minimum required)

                 [ ] 1035 NRP     $________________ Include at issue, with first premium payment?       [ ] Yes [ ] No

                 [ ] Billable NRP $________________ Include at issue, with first premium payment?       [ ] Yes [ ] No
                                 (Total ANNUAL NRP)
                     (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                 PAYMENT METHOD FOR NON-REPEATING PREMIUM (Billable only)
                 (If base premium is paid through a list bill, the NRP must also be billed through the same list bill.)

                 [ ] Annual       [ ] APP Monthly Plan Number_____________
                 [ ] Semi-Annual      (If new plan, submit APP Authorization)
                 [ ] Quarterly    [ ] PRO Plan Number_________

                 ------------------------------------------------------------------------------------------------------
Make all checks  MONEY SUBMITTED WITH APPLICATION
payable to       Has the owner paid money with this application to the representative?                  [ ] Yes [ ] No
Minnesota Life.  If yes, amount: $________________
                 Was a receipt given?                                                                   [ ] Yes [ ] No

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I. SPECIAL       If mail (other than the premium notice) should be sent somewhere other than the owner's Home Address,
   MAILING       please indicate here.
   ADDRESS       [ ] Owner's Business Address
                 [ ] Other-Indicate Name and Address
                 ------------------------------------------------------------------------------------------------------
                 Name (last, first, middle)

                 ------------------------------------------------------------------------------------------------------
                 Address

                 ------------------------------------------------------------------------------------------------------
                 City                                            State                 Zip Code

                 ------------------------------------------------------------------------------------------------------
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                                                               F. 59410-3 8-2003
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J. PROPOSED      1. Is the proposed insured a US citizen?
   INSURED          If no, citizen of _________________________________________________                 [ ] Yes [ ] No
   UNDERWRITING     Indicate visa type ________________________________________________
   INFORMATION
                 2. Does the proposed insured plan to travel or reside outside the US                   [ ] Yes [ ] No
                    in the next two years? If yes, provide the city(s) and country(s), dates, length of stay, and purpose of travel:
                    __________________________________________________________________
                    __________________________________________________________________

                 3. Has the proposed insured within the last five years, or does the                    [ ] Yes [ ] No
                    proposed insured plan to engage in piloting a plane? If yes, complete the Military and Aviation Statement.

                 4. Has the proposed insured within the last five years, or does the                    [ ] Yes [ ] No
                    proposed insured plan to engage in sky diving, motor vehicle or boat racing, mountain/rock climbing, hang gliding, or underwater diving? If yes, complete Sports and Avocation Statement.

                 5. Is the proposed insured in the Armed Forces, National Guard, or                     [ ] Yes [ ] No
                    Reserves? If yes, complete Military and Aviation Statement.

                 6. Has the proposed insured applied for insurance within the last six                  [ ] Yes [ ] No
                    months? If yes, provide details below.

                 7. Has the proposed insured applied for life insurance in the past                     [ ] Yes [ ] No
                    five years that was declined or rated? If yes, provide details below.

                 8. Has the proposed insured, within the past ten years, been convicted                 [ ] Yes [ ] No
                    of a driving while intoxicated violation, had a driver's license restricted or revoked, or been convicted of a moving violation? If yes, provide dates and details below.

                 9. Except for traffic violations, has the proposed insured ever been                   [ ] Yes [ ] No
                    convicted of a misdemeanor or felony? If yes, provide dates and details below.
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K. ADDITIONAL
   REMARKS

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L. HOME OFFICE   HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                 Acceptance of the policy shall ratify changes entered here by Minnesota Life. Not to be used in IA,
                 IL, KS, KY, MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change in age, amount, classification, plan or benefits unless agreed to in writing.
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                                                               F. 59410-4 8-2003